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                                                                    EXHIBIT 99.2





                                   2626 COLE

                             STATEMENT OF REVENUES
                         AND DIRECT OPERATING EXPENSES
                          Year Ended December 31, 1995





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                          Independent Auditors' Report




To the Board of Trustees
Continental Mortgage and Equity Trust

We have audited the accompanying statement of revenues and direct operating expenses of 2626 Cole for the year ended December 31, 1995. This statement of revenues and direct operating expenses is the responsibility of the Property's management. Our responsibility is to express an opinion on this statement of revenues and direct operating expenses based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues and direct operating expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenues and direct operating expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall statement of revenues and direct operating expenses presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying financial statement is prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in Form 8-K of Continental Mortgage and Equity Trust) and, as described in Note 1, is not intended to be a complete presentation of the results of operations.

In our opinion, the statement of revenues and direct operating expenses referred to above presents fairly, in all material respects, the revenues and direct operating expenses of 2626 Cole for the year ended December 31, 1995, in conformity with generally accepted accounting principles.


                                            Farmer, Fuqua, Hunt & Munselle, P.C.



Dallas, Texas
February 18, 1997





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                                   2626 COLE
                             STATEMENT OF REVENUES
                         AND DIRECT OPERATING EXPENSES
                          Year Ended December 31, 1995



REVENUES
         Net rental revenues                                $    1,452,889
         Other revenues                                            113,410
                                                            --------------

                 Total revenues                                  1,566,299

OPERATING EXPENSES
         Repairs and maintenance                                   259,264
         Utilities                                                 247,564
         Property taxes                                            136,312
         Salaries and benefits                                      73,453
         Insurance                                                  17,307
                                                            --------------

                 Total direct operating expenses                   733,900
                                                            --------------

REVENUES IN EXCESS OF DIRECT OPERATING EXPENSES             $      832,399
                                                            ==============





         The accompanying notes are an integral part of this statement.





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                                   2626 COLE
                             STATEMENT OF REVENUES
                         AND DIRECT OPERATING EXPENSES
                          Year ended December 31, 1995

NOTE 1:  ORGANIZATION AND BASIS OF PRESENTATION

         2626 Cole is a 119,632 square-foot office building, located in Dallas, Texas. During 1995, the property was owned by Amerus Properties, Inc.

         The accompanying financial statement does not include a provision for depreciation and amortization, bad debt expense, interest expense or income taxes. Accordingly, this statement is not intended to be a complete presentation of the results of operations.

NOTE 2:  OTHER REVENUES

         Other revenues consist of the following:

             Common area maintenance                            $       76,021
             Miscellaneous                                              37,389
                                                                --------------

                                                                $      113,410
                                                                ==============

NOTE 3:  ACCOUNTING ESTIMATES

         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 4:  SUBSEQUENT EVENT

         The property was sold to Continental Mortgage and Equity
         Trust, a California business trust, on December 31, 1996.





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